UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): June 20, 2007
Dollar Financial Corp.
(Exact Name of Issuer as Specified in Charter)

DELAWARE	000-50866	23-2636866
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

1436 Lancaster Avenue, Suite 310
Berwyn, Pennsylvania	19312
(Address of Principal Executive Offices)	(Zip Code)
(610) 296-3400
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.
Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Second Amendment to Credit Agreement
First Amendment to Credit Agreement

Item 1.01. Entry into a Material Definitive Agreement.
On June 20, 2007, the Company, along with certain of its direct and indirect wholly owned subsidiaries, entered into a Second Amendment (the “Second Amendment”) to the Credit Agreement dated October 30, 2006 with Credit Suisse Securities (USA) LLC, Wells Fargo National Association and the lenders party thereto (as amended to date, the “Credit Agreement”). The purpose of the Second Amendment was to, among other things, (i) permit the issuance of up to $200 million of unsecured senior convertible debt by the Company, the proceeds of which will be used for general corporate purposes, which may include acquisitions or expansion of the Company’s store network, and possible repayment of a portion of the Company’s outstanding indebtedness, including inter-company indebtedness, (ii) make certain amendments in connection with the issuance of the unsecured senior convertible debt, and (iii) increase the amount of acquisitions by the Company and its subsidiaries permitted under the Credit Agreement.
A copy of the Second Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment.
Item 8.01 Other Events
On May 22, 2007, the Company, along with certain of its direct and indirect wholly owned subsidiaries, entered into a First Amendment to the Credit Agreement (the “First Amendment”) relating to what the Company believes are immaterial changes to the Credit Agreement. The purpose of the First Amendment was to, among other things, (i) change the currency of the Canadian revolving loan to Canadian Dollars and make corresponding modifications to the interest rates applicable thereto, (ii) permit same-day borrowings under the US revolving loan, (iii) permit additional secured debt of Dollar Financial UK Limited in an amount not to exceed £5,000,000, and (iv) make certain modifications to the Company’s borrowing base under the Credit Agreement.
A copy of the First Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment.
Item 9.01. Financial Statements and Exhibits.
(d) The following exhibits are filed with this Form 8-K:

Exhibit
No.	Description

10.1	Second Amendment to Credit Agreement dated June 20, 2007 among Dollar Financial Corp., certain subsidiaries of Dollar Financial Corp. parties thereto, Credit Suisse Securities (USA) LLC, Wells Fargo National Association and the lenders party thereto.

10.2	First Amendment to Credit Agreement dated May 22, 2007 among Dollar Financial Corp., certain subsidiaries of Dollar Financial Corp. parties thereto, Credit Suisse Securities (USA) LLC, Wells Fargo National Association and the lenders party thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.
Date: June 26, 2007	By:	/s/ Randy Underwood
		Name:	Randy Underwood
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Second Amendment to Credit Agreement dated June 20, 2007 among Dollar Financial Corp., certain subsidiaries of Dollar Financial Corp. parties thereto, Credit Suisse Securities (USA) LLC, Wells Fargo National Association and the lenders party thereto.

10.2	First Amendment to Credit Agreement dated May 22, 2007 among Dollar Financial Corp., certain subsidiaries of Dollar Financial Corp. parties thereto, Credit Suisse Securities (USA) LLC, Wells Fargo National Association and the lenders party thereto.